UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

Kemper Corporation

(Exact name of registrant as specified in its charter)

DE	001-18298	95-4255452
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph St., Suite 3300 Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-661-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE
5.875% Fixed-Rate Reset Junior Subordinated Debentures due 2062	KMPB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 15, 2023, Kemper Corporation (“Kemper” or the “Company”) issued a press release announcing the appointment of Bradley T. Camden, Senior Vice President and Treasurer, as Interim Chief Financial Officer and the Company’s principal financial officer, effective September 13, 2023. Mr. Camden replaces James J. McKinney, who will serve as a senior advisor to the Company to support a smooth transition. A copy of the press release announcing Mr. Camden’s appointment is filed herewith as Exhibit 99.1.

Mr. Camden, age 44, joined the Company in 2020 as Treasurer. Prior to joining the Company, Mr. Camden spent 15 years at Northern Trust Asset Management, where he served in a number of finance leadership roles.

Mr. Camden has previously entered into an indemnification agreement and a change in control agreement with the Company, the forms of which have been filed as exhibits to the Company’s annual report filed with the SEC. There are no arrangements or understandings between Mr. Camden and any other persons pursuant to which he was selected as the Company’s interim principal financial officer. There are no family relationships between Mr. Camden and any director or executive officer of the Company. The Company has not entered into any transactions with Mr. Camden that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Company and Mr. McKinney are expected to enter into a transition agreement governing the terms of Mr. McKinney’s service as a senior advisor to the Company and his separation from the Company without cause.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of the Registrant dated September 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

	By:	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Executive Vice President, Secretary and General Counsel

Date: September 18, 2023